UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 4, 2014

Date of Report (Date of earliest event reported)

ERICKSON AIR-CRANE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200

Portland, Oregon 97239

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Erickson” refer to Erickson Air-Crane Incorporated and its subsidiaries on a consolidated basis.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 4, 2014, Erickson Air-Crane Incorporated announced the appointment of Brian Clegg as the Company’s Vice President of Global Aerial Operations, effective March 10, 2014.

Mr. Clegg, age 57, has nearly 40 years of experience and has spent almost 30 years with CHC Helicopter Corp (“CHC”), a Canadian publicly held helicopter services company. Since 2011, Mr. Clegg has served as CHC’s Vice President of Flight Operations. Prior to serving as CHC’s Vice President of Flight Operations, Mr. Clegg served as Acting President for CHC Global Operations since 2010 and as Vice President of Resources and Flight Operations for CHC Global Operations since 2004.

Mr. Clegg will receive an annual base salary of $220,000 and an initial hiring bonus of up to $27,000. Following Mr. Clegg’s relocation to Portland, Oregon, which is expected to be in 2014, Mr. Clegg will receive an additional bonus of up to $27,000. Mr. Clegg will be eligible to participate in the Company’s 2012 Long-Term Incentive Plan with a target value of approximately 40% of base compensation, and Annual Bonus Incentive Program with a target annual bonus equivalent of 40% of base compensation. Mr. Clegg will also be eligible for reimbursement of relocation expenses.

(e) H.E. “Mac” McClaren, our previous Vice President of Global Aerial Operations, has transitioned to a new role as the Company’s Vice President of Government, Defense and Security Programs, effective March 10, 2014. In his new role, Mr. McClaren will receive an annual base salary of $180,000 and continue to participate in the Company’ Annual Bonus Incentive Program.

Item 8.01 Other Events.

On March 4, 2014, the Company issued a press release announcing Mr. Clegg’s appointment as Vice President of Global Aerial Operations and Mr. McClaren’s transition to the role of Vice President of Government, Defense and Security Programs, as described in Items 5.02(c) and 5.02(e) of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2014	Erickson Air-Crane Incorporated

	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 4, 2014.